                                                                      Exhibit 24

                           DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned Director, Chairman of the Board and Chief Executive Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: Consultant II S-1 initial Registration Statement for $61 million additional shares, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ Matthew E. Winter
-----------------------------------
Matthew E. Winter
Director, Chairman of the Board and
Chief Executive Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned Director, President and Chief Operating Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: Consultant II S-1 initial Registration Statement for $61 million additional shares, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ Lawrence W. Dahl
-----------------------------------
Lawrence W. Dahl
Director, President and
Chief Operating Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned Director, Senior Vice President, General Counsel and Secretary of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: Consultant II S-1 initial Registration Statement for $61 million additional shares, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ Susan L. Lees
-----------------------------------
Susan L. Lees
Director, Senior Vice President,
General Counsel and Secretary

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned Group Vice President and Controller of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: Consultant II S-1 initial Registration Statement for $61 million additional shares, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ Samuel H. Pilch
-----------------------------------
Samuel H. Pilch
Group Vice President and Controller

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned Director, Senior Vice President and Chief Financial Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: Consultant II S-1 initial Registration Statement for $61 million additional shares, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ John C. Pintozzi
-----------------------------------
John C. Pintozzi
Director, Senior Vice President and
Chief Financial Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned Director and Senior Vice President of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: Consultant II S-1 initial Registration Statement for $61 million additional shares, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ Matthew S. Easley
-----------------------------------
Matthew S. Easley
Director and Senior Vice President